UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2007
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
SIGNATURE

SECTION 8 — OTHER EVENTS
ITEM 8.01. — OTHER EVENTS
     On December 5, 2007 and December 6, 2007, as reported on their respective Form 4s filed with the SEC on December 6, 2007, two executive officers of the Company sold certain of their shares of the Company’s common stock (the “Shares”) for tax purposes. Both Harold McElraft, Chief Financial Officer and Treasurer and Irma N. Tavares, Chief Operating Officer, sold Shares at a sizeable loss. Mr. McElraft sold 2,000 Shares, and continues to directly and beneficially own 6,000 Shares and Ms. Tavares sold 4,000 Shares, and continues to directly and beneficially own 206,857 Shares.
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: December 10, 2007	By:	/s/ Harold F. McElraft
Harold F. McElraft, Chief Financial Officer and Treasurer

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